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                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                       SUPPLEMENT, DATED AUGUST 13, 1997
                        TO PROSPECTUS, DATED MAY 1, 1997

ON PAGE 7 OF THE PROSPECTUS UNDER THE HEADING ACTIVE ASSETS OF THE ALL AMERICA FUND, THE FOURTH AND FIFTH SENTENCES IN THE FIRST PARAGRAPH ON THE PAGE ARE REPLACED IN THEIR ENTIRETY BY THE FOLLOWING WITH RESPECT TO OAK ASSOCIATES, PRIMARILY TO REFLECT AN INCREASE IN MARKET CAPITALIZATION OF SECURITIES DUE TO THE SIGNIFICANT RISE IN STOCK VALUES DURING RECENT PERIODS:

Oak Associates invests in mid- and large-sized capitalization stocks that have low current income and the potential for significant growth. Oak Associates monitors 400 stocks and at any one time invests its portion of the Fund in approximately 15-25 common stocks without regard for market industry weighting.